Exhibit 10(o)(i)

[*****] Indicates omitted information. This redacted information has been excluded because it is both (i) not material and (ii) of the type that the registrant treats as private or confidential.

Re: [*****]

To:Arrow Electronics China Limited & Arrow/Components Agent Limited

2/F, Arrow Technology Center,

Hong Kong Science Park, Pak Shek Kok,
New Territories, Hong Kong

Date: 19 November 2025

Dear Sirs,

Limited Recourse Receivables Discounting Framework Agreement

1.

We refer to the Limited Recourse Receivables Discounting Framework Agreement dated 27 December 2023 and the Amendment and Restatement Agreement dated 19 November 2024 made between Arrow Electronics China Limited, Arrow/Components Agent Limited and us (together and as amended from time to time, the "Agreement"). Definitions in the Agreement apply here.

2.	We propose to revise and amend Schedule 2 (Commercial Terms) with a new Schedule 2 (Commercial Terms), in the form attached in the Appendix to this letter.

3.	Please confirm by signing and returning a copy of this letter by way of acknowledgement that you agree to our proposed amendments with effect from 19 November 2025 (the "Effective Date").

Other terms and conditions of the Agreement remains unchanged. This letter is governed by Hong Kong law.

Should you have any question to the above, please contact [*****].

Yours faithfully,

For and on behalf of

The Hongkong and Shanghai Banking Corporation Limited

/s/ Anthony So
Anthony So
Senior Vice President

The Hongkong and Shanghai Banking Corporation Limited
GTS Structured Trade Finance
5/F, HSBC Building MongKok, 673 Nathan Road, MongKok, Kowloon
SWIFT: HSBCHKHH
Web site : www.hsbc.com.hk	Page 1 of 3
RESTRICTED

Appendix

Schedule 2- Commercial Terms

Approved Currency	US Dollar
Discount Rate	Applicable Rate plus [*****] basis points per annum
Facility Limit	US Dollar 300,000,000 or such higher amount as may be agreed by the Bank and the Sellers' Agent from time to time
Term	One year commencing from the date of this letter, subject to any extension as the Bank may agree at its sole discretion
Administration fee	The Sellers' Agent (on behalf of the Sellers) shall pay to the Bank the administration fee of [*****] basis points on the Facility Limit on 2 January 2026

The Hongkong and Shanghai Banking Corporation Limited
GTS Structured Trade Finance
5/F, HSBC Building MongKok, 673 Nathan Road, MongKok, Kowloon
SWIFT: HSBCHKHH
Web site : www.hsbc.com.hk	Page 2 of 3
RESTRICTED

Acknowledgment

We, Arrow Electronics China Limited & Arrow/Components Agent Limited acknowledge and agree to the terms of the above letter and all the proposed amendments therein.

For and on behalf of

Arrow Electronics China Limited

/s/ Michael Casale	/s/ Garrett Judge
Name(s): Michael Casale	Name(s): Garrett Judge
Date: 11-20-2025	Date: 11-20-2025
Attorney in fact	Attorney in fact
For and on behalf of Arrow/Components Agent Limited

/s/ Michael Casale	/s/ Garrett Judge
Name(s): Michael Casale	Name(s): Garrett Judge
Date: 11-20-2025	Date: 11-20-2025
Attorney in fact	Attorney in fact

The Hongkong and Shanghai Banking Corporation Limited
GTS Structured Trade Finance
5/F, HSBC Building MongKok, 673 Nathan Road, MongKok, Kowloon
SWIFT: HSBCHKHH
Web site : www.hsbc.com.hk	Page 3 of 3
RESTRICTED